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                              BNY Hamilton Funds
                Prospectus Supplement dated November 1, 2006 to
                          Institutional Class Shares
                        Prospectus dated April 28, 2006

1. The sixth paragraph under "Principal Investment Strategy" on page 6 of the Prospectus shall be replaced in its entirety by the following:

The Fund attempts to manage interest rate risk by adjusting its duration. The Fund may invest in bonds of any duration and does not expect to target any specific range of duration. Duration is measured in years, like maturity, and it is a more accurate gauge of a bond's sensitivity to interest rate change because it takes additional significant factors, including prepayment risk, into account. Under normal circumstances, the Fund will invest at least 80% of its Assets in investment-grade debt obligations as well as unrated securities considered by the portfolio manager to be of comparable quality. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) The Fund is permitted to invest in mortgage-backed securities, foreign securities and non-investment grade debt obligations.

The Fund also may use certain derivatives (e.g., options, futures, swaps), which are investments whose value is determined by underlying securities or indices. The Fund may use these instruments for speculative (i.e., non-hedging) purposes. The Fund also seeks to enhance its return by managing its exposure to non-U.S. currencies.

2. The eighth paragraph on page 7 of the Prospectus shall be replaced in its entirety by the following:

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market. Changes in exchange rates will affect the value of the Fund's non-U.S. currency investments.

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                              BNY Hamilton Funds
                Prospectus Supplement dated November 1, 2006 to
                 Fixed Income Funds Class A and Class C Shares
                        Prospectus dated April 28, 2006

1. The sixth paragraph under "Principal Investment Strategy" on page 5 of the Prospectus shall be replaced in its entirety by the following:

The Fund attempts to manage interest rate risk by adjusting its duration. The Fund may invest in bonds of any duration and does not expect to target any specific range of duration. Duration is measured in years, like maturity, and it is a more accurate gauge of a bond's sensitivity to interest rate change because it takes additional significant factors, including prepayment risk, into account. Under normal circumstances, the Fund will invest at least 80% of its Assets in investment-grade debt obligations as well as unrated securities considered by the portfolio manager to be of comparable quality. "Assets" means net assets plus the amount of borrowings for investment purposes. (The Fund will provide its shareholders with at least 60 days' prior notice of any change in this non-fundamental "80%" policy.) The Fund is permitted to invest in mortgage-backed securities, foreign securities and non-investment grade debt obligations.

The Fund also may use certain derivatives (e.g., options, futures, swaps), which are investments whose value is determined by underlying securities or indices. The Fund may use these instruments for speculative (i.e., non-hedging) purposes. The Fund also seeks to enhance its return by managing its exposure to non-U.S. currencies.

2. The eighth paragraph on page 6 of the Prospectus shall be replaced in its entirety by the following:

To the extent the Fund uses futures, options and swaps, it is exposed to the risks of additional volatility and losses caused by factors such as, but not limited to, the Advisor's incorrect judgment as to certain market movements, the default by a counterparty to the transaction, the forced sale or purchase of securities at inopportune times or prices, or the inability to close out a transaction due to a lack of liquidity or market. Changes in exchange rates will affect the value of the Fund's non-U.S. currency investments.

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                              BNY Hamilton Funds
                     SAI Supplement dated November 1, 2006
                    to Statement of Additional Information
                             dated April 28, 2006

1. The paragraph entitled "Foreign Government Obligations" on page 10 of the Statement of Additional Information ("SAI") shall be replaced in its entirety by the following:

Foreign Government Obligations. Each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. The Enhanced Income Fund and Core Bond Fund may invest in such debt obligations which are of longer-term and which are rated below investment grade. These securities may be denominated in United States dollars or, in the case of the Equity Funds, Enhanced Income Fund and Core Bond Fund, in another currency (including the local currency of the governmental issuer). See "Foreign Investments".

2. The following paragraph shall be inserted following the paragraph entitled "When Issued and Delayed Delivery Securities" on page 18 of the SAI:

Forward Foreign Currency Contracts. The Core Bond Fund and Enhanced Income Fund may use forward foreign currency contracts. The Funds may enter into these contracts to hedge against foreign exchange risk arising from the Funds' investments or anticipated investments in securities denominated in non-U.S. currencies, to increase exposure to a currency, or to shift exposure of currency fluctuations from one currency to another. Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce a Fund's exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.

3. The second, third and fourth paragraphs under "Derivative Instruments" on pages 22 and 23 of the SAI shall be replaced in their entirety by the following:

The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds may purchase and sell (write) both put options and call options on securities, swap agreements and securities indexes. The Core Bond Fund and Enhanced Income Fund also may purchase and sell both put options and call options on foreign currencies. The Taxable Fixed Income Funds, the Tax-Exempt Fixed Income Funds and the Equity Funds

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may also (i) enter into interest rate and index futures contracts and purchase and sell options on such futures contracts ("futures options"); (ii) enter into swap agreements with respect to interest rates and indexes of securities; and
(iii) invest in structured notes. The Core Bond Fund and Enhanced Income Fund also may enter into swap agreements with respect to foreign currencies, forward foreign currency contracts and currency futures. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may also use those instruments, provided that the Directors determine that their use is consistent with the relevant Fund's investment objective. The Tax-Exempt Fixed Income Funds and the Taxable Fixed Income Funds may also enter into the above-described transactions with respect to municipal debt securities and on indexes of municipal debt securities. The purpose of any of these transactions is to hedge against changes in the market value of securities in the Fund's portfolio caused by fluctuating interest rates or currency rates, and to close out or offset existing positions in such futures contracts or options. The Funds will not engage in financial futures or options transactions for speculation, but only as a hedge against changes in the market values of securities held by the Funds and where the transactions are appropriate to reduction of risk, although the Core Bond Fund, Enhanced Income Fund, the High Yield Fund, the Municipal Enhanced Yield Fund and the International Equity Fund and the S&P 500 Index Fund may use these transactions as part of their overall investment strategy.

Limitations. The Taxable Fixed Income Funds (other than the Core Bond Fund, Enhanced Income Fund and the High Yield Fund) and Tax-Exempt Fixed Income Funds may not enter into futures contracts or related options if, immediately thereafter, the sum of the amount of initial and variation margin deposits on outstanding futures contracts and premiums paid for related options would exceed 20% of the market value of their respective total assets. In addition, the Taxable Fixed Income Funds (other than the Core Bond Fund, Enhanced Income Fund and the High Yield Fund) and the Tax-Exempt Fixed Income Funds may not enter into futures contracts or purchase or sell related options (other than offsetting existing positions) if immediately thereafter the sum of the amount of initial margin deposits on outstanding futures contracts and premiums paid for related options would exceed 5% of the market value of their respective total assets. An Equity Fund will sell stock index futures only if the amount resulting from the multiplication of the then current level of the indexes upon which its futures contracts are based and the number of futures contracts which would be outstanding do not exceed one-third of the value of an Equity Fund's net assets. An Equity Fund also may not purchase or sell stock index futures or purchase options on futures if, immediately thereafter, the sum of the amount of margin deposits on an Equity Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of an Equity Fund's total assets. When an Equity Fund purchases stock index futures contracts, it will deposit an amount of cash and cash equivalents equal to the market value of the futures contracts in a segregated account with the Equity Fund's Custodian. With respect to positions in futures and related options that do not constitute bona fide hedging positions, the Core Bond Fund, Enhanced Income Fund and the High Yield Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin

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deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Enhanced Income Fund's or the High Yield Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

Special Considerations Relating to Derivative Instruments. The Funds may take positions in financial futures contracts or options traded on registered securities exchanges and contract markets solely as a hedge, although the Core Bond Fund, the Enhanced Income Fund, the High Yield Fund, the Municipal Enhanced Yield Fund, the International Equity Fund and the S&P 500 Index Fund may use these transactions as part of their overall investment strategy. However, for a hedge to be completely successful, the price changes of the hedging instruments should equal the price changes of the securities being hedged. To the extent the hedging instrument utilized does not involve specific securities in the portfolio, such equal price changes will not always be possible. The use of these instruments involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. Thus, hedging activities may not be completely successful in eliminating market value fluctuations of the portfolios. When using hedging instruments that do not specifically correlate with securities in a Fund's portfolio, the Advisor will attempt to create a very closely correlated hedge. In particular, hedging activities of the Tax-Exempt Fixed Income Funds based upon non-municipal debt securities or indexes may not correlate as closely to a Tax-Exempt Fixed Income Fund's portfolio as hedging activities based upon municipal debt securities or indexes. Nevertheless, hedging activities may be useful to the Tax-Exempt Fixed Income Funds, especially where closely correlated hedging activities based upon municipal securities or indexes are not available. See "Risks Associated with Futures and Futures Options" below. Further, the use of options rather than financial futures contracts to hedge portfolio securities may result in partial hedges because of the limits inherent in the exercise prices.

4. The last paragraph on page 24 of the SAI (carrying over to page 25) shall be replaced in its entirety by the following:

The value of some derivative instruments may be particularly sensitive to changes in prevailing interest rates, and, to the extent such instruments are used for non-hedging purposes in respect of the Core Bond Fund, Enhanced Income Fund, the High Yield Fund, the Municipal Enhanced Yield Fund, the International Equity Fund or the S&P 500 Index Fund, like the other investments of the such Funds, the ability of such Funds to successfully utilize these instruments may depend in part upon the ability of the Advisor to forecast interest rates, foreign currency exchange rates and other economic factors correctly. If the Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Core Bond Fund, Enhanced Income Fund, the High Yield Fund, the Municipal Enhanced Yield Fund, the

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International Equity Fund or the S&P 500 Index Fund, as the case may be, could be exposed to the risk of loss.

5. The second and third paragraphs under "Options and Indexes" on page 25 of the SAI shall be replaced in their entirety by the following:

The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds. In connection with their hedging activities, the Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may purchase put options or write (sell) call options on financial futures and debt securities. The Core Bond Fund and Enhanced Income Fund may also use these instruments for investment (i.e., non-hedging) purposes.

The Taxable Fixed Income Funds and the Tax-Exempt Fixed Income Funds may purchase put options as a defensive measure to minimize the impact of market price declines on the value of certain of the securities in each Fund's portfolio. The Core Bond Fund and Enhanced Income Fund may use these instruments as part of their investment strategies (i.e., not solely as a defensive measure). Each Taxable Fixed Income Fund or Tax-Exempt Fixed Income Fund may, in addition, write call options only to the extent necessary to neutralize a Fund's position in portfolio securities, i.e., balance changes in the market value of the portfolio securities and the changes in the market value of the call options. The Taxable Fixed Income Funds or the Tax-Exempt Fixed Income Funds may also purchase call options and sell put options to close out open positions.

6. The paragraph entitled "Swap Agreements" on page 33 of the SAI shall be replaced in its entirety by the following:

Swap Agreements. The Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds may enter into interest rate, index and credit swap agreements. The Core Bond Fund and Enhanced Income Fund also may enter into foreign currency swap agreements. The Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds may also enter into options on swap agreements ("swap options"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars,

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under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Taxable Fixed Income Funds and Tax-Exempt Fixed Income Funds may write (sell) and purchase put and call swap options.